FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Disclosure Of Detailed Information About Financial Income Cost
The following table summarises net finance costs for the years presented:

	31 December 2018	31 December 2017	31 December 2016
	€ million	€ million	€ million
Interest income(A)	47	48	31
Interest expense on external debt(A)	(134)	(141)	(145)
Other finance costs(B)	(6)	(7)	(9)
Total finance costs	(140)	(148)	(154)
Total finance costs, net	(93)	(100)	(123)

(A)
Includes interest income and expense amounts, as applicable, on cross currency swaps used to hedge USD debt. Interest swap income amounts to €34 million, €36 million and €23 million for 2018, 2017 and 2016, respectively. Refer to Note 10 for further details.

(B)	Other finance costs principally include amortisation of the discount on external debt and interest expense on finance leases.